Cott Reports Third Quarter 2015 Results and Declares Dividend

(Unless stated otherwise, all third quarter 2015 comparisons are relative to the third quarter of 2014; all information is in U.S. dollars.)

TORONTO, ON and TAMPA, FL -- (Marketwired - October 28, 2015) - Cott Corporation (NYSE: COT) (TSX: BCB) today announced its results for the third quarter ended October 3, 2015.

THIRD QUARTER 2015 HIGHLIGHTS

  Revenue increased 41% to $756 million ($776 million excluding the impact of foreign exchange) compared to $535 million.

  Gross profit increased 234% to $233 million compared to $70 million, which resulted in gross profit as a percentage of revenue of 30.8% compared to 13.0%.

  Adjusted EBITDA increased 103% to $95 million ($98 million excluding the impact of foreign exchange) compared to $47 million. Reported EBITDA increased 114% to $86 million compared to $40 million.

  Reported free cash flow increased 28% to $64 million, reflecting $92 million of net cash provided by operating activities less $28 million of capital expenditures. Adjusted free cash flow increased 29%.

  Cott continued to focus on its strategic priorities designed to build long-term shareowner value with:

    Over $2 million of DS Services synergies were realized during the third quarter for a total of $6 million of synergies realized to date.

    DS Services completed the acquisitions of two home and office delivery ("HOD") water businesses towards the end of the quarter, which together are expected to generate approximately $9 million in annual revenues. Three additional Asset Purchase Agreements have been signed for the acquisition of small HOD businesses with expected combined revenues of over $1 million per year. The acquisitions, which are subject to customary closing conditions, are expected to close in the fourth quarter of 2015 or first quarter of 2016.

    Volume stabilization within the Cott North America business unit continued as contract manufacturing and sparkling and flavored water grew by approximately 50% and 9%, respectively, offsetting the general market declines in carbonated soft drinks ("CSDs") and private label shelf stable juices ("SSJs"). Gross margins increased 130 basis points from 11.5% to 12.8% as a result of stable volumes.

"I am pleased with the progress made in diversifying our business via our organic growth in contract manufacturing and sparkling and flavored waters alongside the continued growth from DS Services," commented Jerry Fowden, Cott's Chief Executive Officer. "I believe with the platform we now have and the attractive opportunity to undertake value creative acquisitions within the HOD market, we are well positioned to continue our diversification, support higher gross margins and grow both EBITDA and free cash flow," continued Mr. Fowden.

THIRD QUARTER 2015 GLOBAL PERFORMANCE

  Revenue increased 41% to $756 million ($776 million excluding the impact of foreign exchange) compared to $535 million.

  Gross profit increased 234% to $233 million, with gross margin of 30.8% compared to 13.0%. Excluding DS Services, gross margin increased by 110 basis points to 14.1% from 13.0% driven primarily by stable volumes in our Cott North America business unit, offset in part by the impact of foreign exchange and the competitive environment in our U.K./Europe business unit.

  Selling, general and administrative ("SG&A") expenses were $196 million compared to $50 million. The increase in SG&A expenses included $142 million in expenses associated with the addition of the DS Services business.

  Interest expense increased to $27 million compared to $9 million due primarily to the additional debt incurred in connection with the DS Services acquisition.

  Other expense was $1 million compared to $5 million (which included $4 million in costs associated with the redemption of $79 million of our 8.125% senior notes due in 2018 in a cash tender offer).

  Income tax benefit was $6 million compared to expense of $2 million.

  Adjusted net income and adjusted net income per diluted share were $10 million and $0.09, respectively, compared to adjusted net income of $8 million and adjusted net income per diluted share of $0.08. Reported net income and net income per diluted share were $5 million and $0.04, respectively, compared to reported net income and net income per diluted share of $1 million and $0.01, respectively.

  Adjusted EBITDA increased 103% to $95 million ($98 million excluding the impact of foreign exchange) due primarily to the addition of the DS Services business and stable volumes within our North America business unit, offset in part by the competitive environment in our U.K./Europe business unit.

  Reported free cash flow increased by 28% to $64 million, reflecting $92 million of net cash provided by operating activities less $28 million of capital expenditures. Adjusted free cash flow increased 29%. Through the first nine months of the fiscal year, adjusted free cash flow increased 127% to $62 million. Reported free cash flow was $81 million through the first nine months of the fiscal year, reflecting $166 million of net cash provided by operating activities less $85 million of capital expenditures.

THIRD QUARTER 2015 REPORTING SEGMENT PERFORMANCE

  Cott North America volume was broadly flat in actual cases and servings driven by increases in contract manufacturing and other growth areas such as sparkling waters and mixers, offset by a general market decline in CSDs and private label SSJs. Revenue was lower by 4% (lower by 2% excluding the impact of foreign exchange) at $339 million due primarily to an overall product mix shift into contract manufacturing and across other private label categories.

  DS Services revenue increased 3.2% to $268 million due primarily to growth in HOD water, single cup coffee delivery, and retail sales, offset in part by a declining energy surcharge as a result of lower diesel fuel prices and reduced sales in traditional brew basket coffee. Revenue on an adjusted basis increased 4%.

  U.K./Europe volume decreased 6% in servings due to poor weather, general market decline, and the competitive environment within the United Kingdom. Revenue decreased 19% (decreased 12% excluding the impact of foreign exchange) to $140 million due to unfavorable foreign exchange rates, lower volumes and adverse mix.

  All Other revenue excluding the impact of foreign exchange was flat at $17 million.

DECLARATION OF DIVIDEND

Our Board of Directors has declared a dividend of $0.06 per share on common shares, payable in cash on December 10, 2015 to shareowners of record at the close of business on December 1, 2015.

THIRD QUARTER RESULTS CONFERENCE CALL

Cott Corporation will host a conference call today, October 28, 2015, at 10:00 a.m. ET, to discuss third quarter results, which can be accessed as follows:

North America: (888) 211-9963
International: (913) 312-0713
Passcode: 856639

A live audio webcast will be available through Cott's website at http://www.cott.com. The earnings conference call will be recorded and archived for playback on the investor relations section of the website for a period of two weeks following the event.

ABOUT COTT CORPORATION

Cott is one of the world's largest producers of beverages on behalf of retailers, brand owners and distributors, and has one of the broadest home and office bottled water and office coffee services distribution networks in the United States, with the ability to service approximately 90 percent of U.S. households, as well as national, regional and local offices.

Cott produces multiple types of beverages in a variety of packaging formats and sizes, including carbonated soft drinks, 100% shelf stable juice and juice-based products, clear, still and sparkling flavored waters, energy drinks and shots, sports drinks, new age beverages, ready-to-drink teas, beverage concentrates, liquid enhancers, freezables and ready-to-drink alcoholic beverages, as well as hot chocolate, coffee, malt drinks, creamers/whiteners and cereals. Cott's large manufacturing footprint, broad distribution network, substantial research and development capability and high-level of quality and customer service enables Cott to offer its customers a strong value-added proposition of low cost, high quality products and services. In addition, Cott is now a national direct-to-consumer provider of bottled water, office coffee and water filtration services offering a comprehensive portfolio of beverage products, equipment and supplies to approximately 1.5 million customer locations through its network of over 180 warehouse, branch and distribution facilities and daily operation of over 2,200 routes.

With over 9,000 employees, Cott operates approximately 60 manufacturing facilities and 180 distribution facilities in the United States, Canada, the United Kingdom and Mexico. Cott also develops and manufactures beverage concentrates, which it exports to approximately 50 countries around the world.

Non-GAAP Measures

To supplement its reporting of financial measures determined in accordance with GAAP, Cott utilizes certain non-GAAP financial measures. Cott excludes from GAAP revenue the impact of foreign exchange, the impact of energy surcharges, and, in some cases, the impact of DS Services, to separate the impact of currency exchange rate changes, energy surcharges and recent acquisitions from Cott's results of operations. Cott utilizes adjusted gross margin (on a global, and in some cases, business unit basis), adjusted net income (loss), adjusted net income (loss) per diluted share, EBITDA and adjusted EBITDA (on a global, and in some cases, business unit, basis) to separate the impact of certain items from the underlying business. Because Cott uses these adjusted financial results in the management of its business, management believes this supplemental information is useful to investors for their independent evaluation and understanding of Cott's underlying business performance and the performance of its management. Additionally, Cott supplements its reporting of net cash provided by operating activities determined in accordance with GAAP by excluding capital expenditures to present free cash flow, and by excluding bond redemption cash costs, DSS integration capital expenditures and acquisition/integration cash costs to present adjusted free cash flow, which management believes provides useful information to investors about the amount of cash generated by the business that, after the acquisition of property and equipment, can be used for strategic opportunities, including investing in our business, making strategic acquisitions, paying dividends, and strengthening the balance sheet. The non-GAAP financial measures described above are in addition to, and not meant to be considered superior to, or a substitute for, Cott's financial statements prepared in accordance with GAAP. In addition, the non-GAAP financial measures included in this earnings announcement reflect management's judgment of particular items, and may be different from, and therefore may not be comparable to, similarly titled measures reported by other companies.

Safe Harbor Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 conveying management's expectations as to the future based on plans, estimates and projections at the time Cott makes the statements. Forward-looking statements involve inherent risks and uncertainties and Cott cautions you that a number of important factors could cause actual results to differ materially from those contained in any such forward-looking statement. The forward-looking statements contained in this press release include, but are not limited to, statements related to the execution of our strategic priorities (including, but not limited to, statements related to the integration and synergy targets in connection with the DS Services business), the anticipated closing of certain acquisitions in our DS Services business, future financial and operating trends and results and related matters. The forward-looking statements are based on assumptions regarding management's current plans and estimates. Management believes these assumptions to be reasonable but there is no assurance that they will prove to be accurate.

Factors that could cause actual results to differ materially from those described in this press release include, among others: our ability to compete successfully in a highly competitive beverage category; changes in consumer tastes and preferences for existing products and our ability to develop and timely launch new products that appeal to such changing consumer tastes and preferences; a loss of or a reduction in business in our legacy Cott business with key customers, particularly Walmart; consolidation of retail customers; fluctuations in commodity prices and our ability to pass on increased costs to our customers, and the impact of those increased prices on our volumes; our ability to manage our operations successfully; our ability to fully realize the potential benefit of acquisitions or other strategic opportunities that we pursue; our ability to realize the expected benefits of recent acquisitions or other strategic opportunities that we may pursue because of integration difficulties and other challenges; risks associated with the DS Services acquisition agreement; changes resulting from our assessment of the effectiveness of the system of internal control over financial reporting maintained by DS Services; limited financial information on which to evaluate the combined company; the incurrence of substantial indebtedness to finance the DS Services acquisition; our exposure to intangible asset risk; currency fluctuations that adversely affect the exchange between the U.S. dollar and the British pound sterling, the Euro, the Canadian dollar, the Mexican peso and other currencies; our ability to maintain favorable arrangements and relationships with our suppliers; our substantial indebtedness and our ability to meet our obligations under our debt agreements, and risks of further increases to our indebtedness; our ability to maintain compliance with the covenants and conditions under our debt agreements; fluctuations in interest rates, which could increase our borrowing costs; credit rating changes; the impact of global financial events on our financial results; our ability to fully realize the expected cost savings and/or operating efficiencies from our restructuring activities; any disruption to production at our beverage concentrates or other manufacturing facilities; our ability to maintain access to our water sources; our ability to protect our intellectual property; compliance with product health and safety standards; liability for injury or illness caused by the consumption of contaminated products; liability and damage to our reputation as a result of litigation or legal proceedings; changes in the legal and regulatory environment in which we operate; the impact of proposed taxes on soda and other sugary drinks; enforcement of compliance with the Ontario Environmental Protection Act; the seasonal nature of our business and the effect of adverse weather conditions; the impact of national, regional and global events, including those of a political, economic, business and competitive nature; our ability to recruit, retain, and integrate new management; our ability to renew our collective bargaining agreements on satisfactory terms; disruptions in our information systems; or our ability to securely maintain our customers' confidential or credit card information, or other private data relating to our employees or our company.

The foregoing list of factors is not exhaustive. Readers are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date hereof. Readers are urged to carefully review and consider the various disclosures, including but not limited to risk factors contained in Cott's Annual Report on Form 10-K and its quarterly reports on Form 10-Q, as well as other filings with the securities commissions. Cott does not undertake to update or revise any of these statements in light of new information or future events, except as expressly required by applicable law.

Website: www.cott.com

COTT CORPORATION                                                   EXHIBIT 1
CONSOLIDATED STATEMENTS OF OPERATIONS
RECONCILIATION OF NON-GAAP TO GAAP RESULTS
(in millions of U.S. dollars, except share and per share amounts)
Unaudited

                         For the Three Months Ended October 3, 2015
                -----------------------------------------------------------
                            Acquisition              Unrealized
                                and                   and other
                            Integration     Other     non-cash
                   GAAP       Expenses   Adjustments  expenses    Non-GAAP
                ----------  -----------  ----------- ----------  ----------

Revenue, net    $    755.6  $         -  $       2.1 $        -  $    757.7
Cost of sales        523.1            -            -          -       523.1
                ----------  -----------  ----------- ----------  ----------

Gross profit         232.5            -          2.1          -       234.6

Selling,
 general and
 administrative
 expenses            196.2            -          0.9          -       197.1
Loss on
 disposal of
 property,
 plant &
 equipment             1.1            -            -       (1.1)          -
Restructuring            -            -            -          -           -
Asset
 impairments             -            -            -          -           -
Acquisition and
 integration
 expenses              6.6         (6.6)           -          -           -

                ----------  -----------  ----------- ----------  ----------
Operating
 income               28.6          6.6          1.2        1.1        37.5

Other expense,
 net                   0.6            -            -        0.5         1.1
Interest
 expense, net         27.4            -            -          -        27.4
                ----------  -----------  ----------- ----------  ----------

Income before
 income taxes -
 EBT                   0.6          6.6          1.2        0.6         9.0

Income tax
 (benefit)
 expense              (5.8)         2.5          0.4        0.2        (2.7)
                ----------  -----------  ----------- ----------  ----------

Net income      $      6.4  $       4.1  $       0.8 $      0.4  $     11.7

Less: Net
 income
 attributable
 to non-
 controlling
 interests             1.6            -            -          -         1.6
Less:
 Accumulated
 dividends on
 convertible
 preferred
 shares                  -            -            -          -           -
Less:
 Accumulated
 dividends on
 non-
 convertible
 preferred
 shares                  -            -            -          -           -
Less: Foreign
 exchange
 impact on
 redemption of
 preferred
 shares                  -            -            -          -           -
                ----------  -----------  ----------- ----------  ----------
Net income
 attributed to
 Cott
 Corporation    $      4.8  $       4.1  $       0.8 $      0.4  $     10.1
                ==========  ===========  =========== ==========  ==========

Net income per
 common share
 attributed to
 Cott
 Corporation
  Basic         $     0.04                                       $     0.09
  Diluted       $     0.04                                       $     0.09

Weighted average
 outstanding shares
 (millions) attributed to
 Cott Corporation
  Basic              109.7                                            109.7
  Diluted            110.4                                            110.4

Dividends
 declared per
 common share   $     0.06

EBT             $      0.6                                       $      9.0
Interest
 expense, net         27.4                                             27.4
Depreciation &
 Amortization         58.1                                             58.1
                ----------                                       ----------
EBITDA          $     86.1                                       $     94.5
                ==========                                       ==========

                        For the Three Months Ended September 27, 2014
                ------------------------------------------------------------
                            Acquisition               Unrealized
                                and                    and other
                            Integration     Other      non-cash
                   GAAP       Expenses   Adjustments   expenses    Non-GAAP
                ----------  -----------  -----------  ----------  ----------

Revenue, net    $    535.0  $         -  $         -  $        -  $    535.0
Cost of sales        465.5            -            -           -       465.5
                ----------  -----------  -----------  ----------  ----------

Gross profit          69.5            -            -           -        69.5

Selling,
 general and
 administrative
 expenses             49.9            -         (0.9)          -        49.0
Loss on
 disposal of
 property,
 plant &
 equipment             0.4            -            -        (0.4)          -
Restructuring          0.1            -         (0.1)          -           -
Asset
 impairments          (0.2)           -          0.2           -           -
Acquisition and
 integration
 expenses              0.5         (0.5)           -           -           -

                ----------  -----------  -----------  ----------  ----------
Operating
 income               18.8          0.5          0.8         0.4        20.5

Other expense,
 net                   5.4            -         (4.4)       (0.3)        0.7
Interest
 expense, net          9.0            -            -           -         9.0
                ----------  -----------  -----------  ----------  ----------

Income before
 income taxes -
 EBT                   4.4          0.5          5.2         0.7        10.8

Income tax
 (benefit)
 expense               1.8            -            -           -         1.8
                ----------  -----------  -----------  ----------  ----------

Net income      $      2.6  $       0.5  $       5.2  $      0.7  $      9.0

Less: Net
 income
 attributable
 to non-
 controlling
 interests             1.3            -            -           -         1.3
Less:
 Accumulated
 dividends on
 convertible
 preferred
 shares                  -            -            -           -           -
Less:
 Accumulated
 dividends on
 non-
 convertible
 preferred
 shares                  -            -            -           -           -
Less: Foreign
 exchange
 impact on
 redemption of
 preferred
 shares                  -            -            -           -           -
                ----------  -----------  -----------  ----------  ----------
Net income
 attributed to
 Cott
 Corporation    $      1.3  $       0.5  $       5.2  $      0.7  $      7.7
                ==========  ===========  ===========  ==========  ==========

Net income per
 common share
 attributed to
 Cott
 Corporation
  Basic         $     0.01                                        $     0.08
  Diluted       $     0.01                                        $     0.08

Weighted
 average
 outstanding
 shares
 (millions)
 attributed to
 Cott
 Corporation
  Basic               93.6                                              93.6
  Diluted             94.3                                              94.3

Dividends
 declared per
 common share   $     0.06

EBT             $      4.4                                        $     10.8
Interest
 expense, net          9.0                                               9.0
Depreciation &
 Amortization         26.8                                              26.8
                ----------                                        ----------
EBITDA          $     40.2                                        $     46.6
                ==========                                        ==========

COTT CORPORATION                                                   EXHIBIT 2
CONSOLIDATED STATEMENTS OF OPERATIONS
RECONCILIATION OF NON-GAAP TO GAAP RESULTS
(in millions of U.S. dollars, except share and per share amounts)
Unaudited

                         For the Nine Months Ended October 3, 2015
                -----------------------------------------------------------
                           Acquisition               Unrealized
                               and                    and other
                           Integration     Other      non-cash
                   GAAP      Expenses   Adjustments   expenses    Non-GAAP
                ---------  -----------  -----------  ----------  ----------

Revenue, net    $ 2,245.2  $       0.9  $       5.5  $        -  $  2,251.6
Cost of sales     1,570.8         (3.3)           -         1.2     1,568.7
                ---------  -----------  -----------  ----------  ----------

Gross profit        674.4          4.2          5.5        (1.2)      682.9

Selling,
 general and
 administrative
 expenses           574.9            -          3.7           -       578.6
Loss (gain) on
 disposal of
 property,
 plant &
 equipment            2.7            -          1.0        (3.8)       (0.1)
Restructuring           -            -            -           -           -
Asset
 impairments            -            -            -           -           -
Acquisition and
 integration
 expenses            15.4        (15.4)           -           -           -

                ---------  -----------  -----------  ----------  ----------
Operating
 income              81.4         19.6          0.8         2.6       104.4

Other (income)
 expense, net        (8.8)           -            -        10.4         1.6
Interest
 expense, net        83.0            -            -           -        83.0
                ---------  -----------  -----------  ----------  ----------

Income (loss)
 before income
 taxes - EBT          7.2         19.6          0.8        (7.8)       19.8

Income tax
 (benefit)
 expense            (16.3)         7.2          0.2        (1.8)      (10.7)
                ---------  -----------  -----------  ----------  ----------

Net income
 (loss)         $    23.5  $      12.4  $       0.6  $     (6.0) $     30.5

Less: Net
 income
 attributable
 to non-
 controlling
 interests            4.6            -            -           -         4.6
Less:
 Accumulated
 dividends on
 convertible
 preferred
 shares               4.5            -            -           -         4.5
Less:
 Accumulated
 dividends on
 non-
 convertible
 preferred
 shares               1.4            -            -           -         1.4
Less: Foreign
 exchange
 impact on
 redemption of
 preferred
 shares              12.0            -        (12.0)          -           -
                ---------  -----------  -----------  ----------  ----------
Net income
 (loss)
 attributed to
 Cott
 Corporation    $     1.0  $      12.4  $      12.6  $     (6.0) $     20.0
                =========  ===========  ===========  ==========  ==========

Net income (loss) per
 common share attributed
 to Cott Corporation
  Basic         $    0.01                                        $     0.20
  Diluted       $    0.01                                        $     0.20

Weighted average outstanding shares
 (millions) attributed to Cott
 Corporation
  Basic             100.8                                             100.8
  Diluted           101.4                                             101.4

Dividends
 declared per
 common share   $    0.18

EBT             $     7.2                                        $     19.8
Interest
 expense, net        83.0                                              83.0
Depreciation &
 Amortization       173.7                                             173.7
                ---------                                        ----------
EBITDA          $   263.9                                        $    276.5
                =========                                        ==========

                        For the Nine Months Ended September 27, 2014
                -----------------------------------------------------------
                           Acquisition               Unrealized
                               and                    and other
                           Integration     Other      non-cash
                   GAAP      Expenses   Adjustments   expenses    Non-GAAP
                ---------  -----------  -----------  ----------  ----------

Revenue, net    $ 1,559.3  $         -  $         -  $        -  $  1,559.3
Cost of sales     1,354.6         (1.2)           -           -     1,353.4
                ---------  -----------  -----------  ----------  ----------

Gross profit        204.7          1.2            -           -       205.9

Selling,
 general and
 administrative
 expenses           147.5            -         (1.2)          -       146.3
Loss (gain) on
 disposal of
 property,
 plant &
 equipment            0.4            -            -        (0.5)       (0.1)
Restructuring         2.4            -         (2.4)          -           -
Asset
 impairments          1.7            -         (1.7)          -           -
Acquisition and
 integration
 expenses             3.4         (3.4)           -           -           -

                ---------  -----------  -----------  ----------  ----------
Operating
 income              49.3          4.6          5.3         0.5        59.7

Other (income)
 expense, net        22.9          3.5        (24.9)       (1.6)       (0.1)
Interest
 expense, net        27.2            -            -           -        27.2
                ---------  -----------  -----------  ----------  ----------

Income (loss)
 before income
 taxes - EBT         (0.8)         1.1         30.2         2.1        32.6

Income tax
 (benefit)
 expense              3.8          0.7          1.0         0.3         5.8
                ---------  -----------  -----------  ----------  ----------

Net income
 (loss)         $    (4.6) $       0.4  $      29.2  $      1.8  $     26.8

Less: Net
 income
 attributable
 to non-
 controlling
 interests            4.1            -            -           -         4.1
Less:
 Accumulated
 dividends on
 convertible
 preferred
 shares                 -            -            -           -           -
Less:
 Accumulated
 dividends on
 non-
 convertible
 preferred
 shares                 -            -            -           -           -
Less: Foreign
 exchange
 impact on
 redemption of
 preferred
 shares                 -            -            -           -           -
                ---------  -----------  -----------  ----------  ----------
Net income
 (loss)
 attributed to
 Cott
 Corporation    $    (8.7) $       0.4  $      29.2  $      1.8  $     22.7
                =========  ===========  ===========  ==========  ==========

Net income
 (loss) per
 common share
 attributed to
 Cott
 Corporation
  Basic         $   (0.09)                                       $     0.24
  Diluted       $   (0.09)                                       $     0.24

Weighted
 average
 outstanding
 shares
 (millions)
 attributed to
 Cott
 Corporation
  Basic              94.1                                              94.1
  Diluted            94.1                                              95.1

Dividends
 declared per
 common share   $    0.18

EBT             $    (0.8)                                       $     32.6
Interest
 expense, net        27.2                                              27.2
Depreciation &
 Amortization        77.7                                              77.7
                ---------                                        ----------
EBITDA          $   104.1                                        $    137.5
                =========                                        ==========

COTT CORPORATION                                                   EXHIBIT 3
CONSOLIDATED BALANCE SHEETS
(in millions of U.S. dollars, except share amounts, U.S. GAAP)
Unaudited

                                               -------------  -------------
                                                 October 3,     January 3,
                                                    2015           2015
                                               -------------  -------------
ASSETS
Current assets
Cash & cash equivalents                        $        63.7  $        86.2
Accounts receivable, net of allowance                  324.4          305.7
Income taxes recoverable                                 1.1            1.6
Inventories                                            253.9          262.4
Prepaid expenses and other current assets               37.5           59.3
                                               -------------  -------------

Total current assets                                   680.6          715.2

Property, plant & equipment, net                       803.2          864.5
Goodwill                                               751.1          743.6
Intangibles and other assets, net                      736.6          781.7
Deferred income taxes                                    2.9            2.5
Other tax receivable                                     0.9            0.2
                                               -------------  -------------

Total assets                                   $     2,975.3  $     3,107.7
                                               =============  =============

LIABILITIES, PREFERRED SHARES AND EQUITY
Current liabilities
Short-term borrowings                          $       152.0  $       229.0
Current maturities of long-term debt                     3.7            4.0
Accounts payable and accrued liabilities               436.2          420.3
                                               -------------  -------------

Total current liabilities                              591.9          653.3

Long-term debt                                       1,547.9        1,565.0
Deferred income taxes                                   95.3          119.9
Other long-term liabilities                             77.4           71.8
                                               -------------  -------------

Total liabilities                                    2,312.5        2,410.0

Convertible preferred shares, $1,000 stated
 value, no shares issued (January 3, 2015 -
 116,054 shares issued)                                    -          116.1
Non-convertible preferred shares, $1,000 stated
 value, no shares issued (January 3, 2015 -
 32,711 shares issued)                                     -           32.7

Equity
Capital stock, no par - 109,689,642 shares
 issued (January 3, 2015 - 93,072,850 shares
 issued)                                               532.6          388.3
Additional paid-in-capital                              53.0           46.6
Retained earnings                                      140.5          158.1
Accumulated other comprehensive loss                   (68.3)         (51.0)
                                               -------------  -------------
Total Cott Corporation equity                          657.8          542.0
Non-controlling interests                                5.0            6.9
                                               -------------  -------------

Total equity                                           662.8          548.9
                                               -------------  -------------

Total liabilities, preferred shares and equity $     2,975.3  $     3,107.7
                                               =============  =============

COTT CORPORATION                                                   EXHIBIT 4
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in millions of U.S. dollars)
Unaudited

                     For the Three Months Ended   For the Nine Months Ended
                     --------------------------  --------------------------
                      October 3,  September 27,   October 3,  September 27,
                         2015          2014          2015          2014
                     -----------  -------------  -----------  -------------

Operating Activities
  Net income (loss)  $       6.4  $         2.6  $      23.5  $        (4.6)
  Depreciation &
   amortization             58.1           26.8        173.7           77.7
  Amortization of
   financing fees            1.2            0.7          3.6            1.9
  Amortization of
   senior notes
   premium                  (1.3)             -         (4.2)             -
  Share-based
   compensation
   expense                   2.3            1.5          8.4            4.9
  (Decrease) increase
   in deferred income
   taxes                    (4.7)           2.2        (21.6)           4.1
  Write-off of
   financing fees and
   discount                    -            0.8            -            4.1
  Loss on disposal of
   property, plant &
   equipment                 1.1            0.4          2.7            0.4
  Asset impairments            -           (0.2)           -            1.7
  Other non-cash
   items                     4.7              -        (11.8)          (0.7)
  Change in operating
   assets and
   liabilities, net
   of acquisitions:
   Accounts
    receivable              37.8           27.0        (22.9)         (39.3)
   Inventories              10.5           17.4          5.6            9.8
   Prepaid expenses
    and other current
    assets                   2.9           (0.5)        28.7           (1.5)
   Other assets             (3.8)             -         (7.5)          (0.2)
   Accounts payable
    and accrued
    liabilities, and
    other liabilities      (24.3)         (17.5)       (14.3)         (19.7)
   Income taxes
    recoverable              0.9           (0.7)         2.5           (1.1)
                     -----------  -------------  -----------  -------------
     Net cash
      provided by
      operating
      activities            91.8           60.5        166.4           37.5
                     -----------  -------------  -----------  -------------

Investing Activities
  Acquisitions, net
   of cash received        (22.0)             -        (22.5)         (80.8)
  Additions to
   property, plant &
   equipment               (28.3)         (10.8)       (85.5)         (31.4)
  Additions to
   intangibles and
   other assets             (0.5)          (1.5)        (2.7)          (4.3)
  Proceeds from sale
   of property, plant
   & equipment and
   sale-leaseback            0.4            1.6         40.9            1.6
                     -----------  -------------  -----------  -------------
     Net cash used in
      investing
      activities           (50.4)         (10.7)       (69.8)        (114.9)
                     -----------  -------------  -----------  -------------

Financing Activities
  Payments of long-
   term debt                (1.0)         (80.1)        (2.9)        (392.6)
  Issuance of long-
   term debt                   -              -            -          525.0
  Borrowings under
   ABL                      52.4          191.1        801.3          474.3
  Payments under ABL       (97.3)        (156.0)      (874.5)        (455.4)
  Distributions to
   non-controlling
   interests                (3.2)          (2.4)        (6.8)          (7.2)
  Issuance of common
   shares                    0.5              -        143.1              -
  Financing fees            (0.1)          (1.2)        (0.3)          (9.1)
  Preferred shares
   repurchased and
   cancelled                   -              -       (148.8)             -
  Common shares
   repurchased and
   cancelled                (0.1)          (4.6)        (0.8)          (7.7)
  Dividends to common
   and preferred
   shareholders             (6.5)          (5.6)       (24.5)         (16.4)
  Payment of deferred
   consideration for
   acquisitions                -          (32.4)        (2.5)         (32.4)
                     -----------  -------------  -----------  -------------
   Net cash (used in)
    provided by
    financing
    activities             (55.3)         (91.2)      (116.7)          78.5
                     -----------  -------------  -----------  -------------

Effect of exchange
 rate changes on cash       (1.4)          (2.1)        (2.4)          (0.9)

                     -----------  -------------  -----------  -------------
Net (decrease)
 increase in cash &
 cash equivalents          (15.3)         (43.5)       (22.5)           0.2

Cash & cash
 equivalents,
 beginning of period        79.0           90.9         86.2           47.2
                     -----------  -------------  -----------  -------------

Cash & cash
 equivalents, end of
 period              $      63.7  $        47.4  $      63.7  $        47.4
                     ===========  =============  ===========  =============

COTT CORPORATION                                                   EXHIBIT 5
SEGMENT INFORMATION - NON-GAAP
(in millions of U.S. dollars)
Unaudited

                 For the Three Months Ended October 3, 2015
----------------------------------------------------------------------------
(in
 millions
 of U.S.      North                   All
 dollars)    America   DSS    U.K.   Other  Corporate  Elimination    Total
            -------- ------- ------ ------- ---------  -----------  --------
Revenue
Private
 label
 retail     $  270.4 $  17.0 $ 65.4 $   0.9 $       -  $      (0.4) $  353.3
Branded
 retail         30.0    22.9   42.0     0.9         -         (0.3)     95.5
Contract
 packaging      31.1       -   30.3     5.7         -         (2.4)     64.7
Home and
 office
 bottled
 water
 delivery          -   173.3      -       -         -            -     173.3
Office
 coffee
 services          -    28.1      -       -         -            -      28.1
Other            7.0    26.8    2.2     7.9         -         (3.2)     40.7
----------- -------- ------- ------ ------- ---------  -----------  --------
Total       $  338.5 $ 268.1 $139.9 $  15.4 $       -  $      (6.3) $  755.6
=========== ======== ======= ====== ======= ---------  -----------  ========
Operating
 income
 (loss)     $    8.3 $  14.0 $  7.0 $   3.1 $    (3.8) $         -  $   28.6
=========== ======== ======= ====== ======= =========  ===========  ========

                For the Three Months Ended September 27, 2014
----------------------------------------------------------------------------
(in
 millions
 of U.S.      North                   All
 dollars)    America   DSS    U.K.   Other  Corporate  Elimination    Total
            -------- ------- ------ ------- ---------  -----------  --------
Revenue
Private
 label
 retail     $  291.7 $     - $ 84.0 $   1.8 $       -  $      (0.4) $  377.1
Branded
 retail         28.9       -   47.9     1.3         -         (0.4)     77.7
Contract
 packaging      23.0       -   37.7     6.1         -         (1.2)     65.6
Home and
 office
 bottled
 water
 delivery          -       -      -       -         -            -         -
Office
 coffee
 services          -       -      -       -         -            -         -
Other            8.1       -    2.4     7.6         -         (3.5)     14.6
----------- -------- ------- ------ ------- ---------  -----------  --------
Total       $  351.7 $     - $172.0 $  16.8 $       -  $      (5.5) $  535.0
----------- ======== ======= ====== ======= =========  ===========  ========
Operating
 income
 (loss)     $    8.9 $     - $ 10.3 $   2.6 $    (3.0) $         -  $   18.8
=========== ======== ======= ====== ======= =========  ===========  ========

                  For the Nine Months Ended October 3, 2015
----------------------------------------------------------------------------
(in
 millions
 of U.S.      North                   All
 dollars)    America   DSS    U.K.   Other  Corporate  Elimination    Total
            -------- ------- ------ ------- ---------  -----------  --------
Revenue
Private
 label
 retail     $  827.8 $  49.7 $198.1 $   3.7 $       -  $      (1.6) $1,077.7
Branded
 retail         87.9    63.2  131.3     3.3         -         (1.2)    284.5
Contract
 packaging      88.0       -   89.6    16.4         -         (4.0)    190.0
Home and
 office
 bottled
 water
 delivery          -   487.7      -       -         -            -     487.7
Office
 coffee
 services          -    89.8      -       -         -            -      89.8
Other           22.5    75.0    6.9    21.4         -        (10.3)    115.5
----------- -------- ------- ------ ------- ---------  -----------  --------
Total       $1,026.2 $ 765.4 $425.9 $  44.8 $       -  $     (17.1) $2,245.2
=========== ======== ======= ====== ======= ---------  ===========  ========
Operating
 income
 (loss)     $   33.8 $  25.7 $ 25.5 $   8.4 $   (12.0) $         -  $   81.4
=========== ======== ======= ====== ======= =========  ===========  ========

                For the Nine Months Ended September 27, 2014
----------------------------------------------------------------------------
(in
 millions
 of U.S.      North                   All
 dollars)    America   DSS    U.K.   Other  Corporate  Elimination    Total
            -------- ------- ------ ------- ---------  -----------  --------
Revenue
Private
 label
 retail     $  905.3 $     - $226.5 $   4.5 $       -  $      (0.8) $1,135.5
Branded
 retail         81.9       -  127.6     3.6         -         (1.3)    211.8
Contract
 packaging      71.3       -   87.1    20.6         -         (6.0)    173.0
Home and
 office
 bottled
 water
 delivery          -       -      -       -         -            -         -
Office
 coffee
 services          -       -      -       -         -            -         -
Other           23.3       -    4.1    21.2         -         (9.6)     39.0
----------- -------- ------- ------ ------- ---------  -----------  --------
Total       $1,081.8 $     - $445.3 $  49.9 $       -  $     (17.7) $1,559.3
----------- ======== ======= ====== ======= =========  ===========  ========
Operating
 income
 (loss)     $   26.7 $     - $ 23.2 $   8.2 $    (8.8) $         -  $   49.3
=========== ======== ======= ====== ======= =========  ===========  ========

COTT CORPORATION                                         EXHIBIT 6
SUPPLEMENTARY INFORMATION - NON-GAAP - Analysis of
 Revenue by Reporting Segment
Unaudited

---------------------------------------------------------------------------
(in millions of
 U.S. dollars,
 except percentage
 amounts)                 For the Three Months Ended October 3, 2015
---------------------------------------------------------------------------
                    North                       All
                   America    DSS      U.K.    Other   Elimination   Total
---------------------------------------------------------------------------
  Change in
   revenue         $ (13.2) $ 268.1  $ (32.1) $  (1.4) $      (0.8) $ 220.6
  Impact of
   foreign
   exchange(1)         6.9        -     11.3      1.7            -     19.9
                   -------  -------  -------  -------  -----------  -------
  Change excluding
   foreign
   exchange        $  (6.3) $ 268.1  $ (20.8) $   0.3  $      (0.8) $ 240.5
                   -------  -------  -------  -------  -----------  -------
  Percentage
   change in
   revenue            -3.8%       -    -18.7%    -8.3%        14.5%    41.2%
                   -------  -------  -------  -------  -----------  -------
  Percentage
   change in
   revenue
   excluding
   foreign
   exchange           -1.8%       -    -12.1%     1.8%        14.5%    45.0%
                   -------  -------  -------  -------  -----------  -------
  Impact of DSS
   Acquisition     $  (2.3) $(268.1) $     -  $     -  $       2.3  $(268.1)
                   -------  -------  -------  -------  -----------  -------
  Change excluding
   foreign
   exchange and
   DSS Acquisition $  (8.6) $     -  $ (20.8) $   0.3  $       1.5  $ (27.6)
                   -------  -------  -------  -------  -----------  -------
  Percentage
   change in
   revenue
   excluding
   foreign
   exchange and
   DSS Acquisition    -2.4%       -    -12.1%     1.8%       -27.3%    -5.2%
                   -------  -------  -------  -------  -----------  -------

---------------------------------------------------------------------------
(in millions of
 U.S. dollars,
 except percentage
 amounts)                  For the Nine Months Ended October 3, 2015
---------------------------------------------------------------------------
                    North                       All
                   America    DSS      U.K.    Other   Elimination   Total
---------------------------------------------------------------------------
  Change in
   revenue         $ (55.6) $ 765.4  $ (19.4) $  (5.1) $       0.6  $ 685.9
  Impact of
   foreign
   exchange(1)        15.5        -     38.3      3.7            -     57.5
                   -------  -------  -------  -------  -----------  -------
  Change excluding
   foreign
   exchange        $ (40.1) $ 765.4  $  18.9  $  (1.4) $       0.6  $ 743.4
                   -------  -------  -------  -------  -----------  -------
  Percentage
   change in
   revenue            -5.1%       -     -4.4%   -10.2%        -3.4%    44.0%
                   -------  -------  -------  -------  -----------  -------
  Percentage
   change in
   revenue
   excluding
   foreign
   exchange           -3.7%       -      4.2%    -2.8%        -3.4%    47.7%
                   -------  -------  -------  -------  -----------  -------
  Impact of DSS
   Acquisition     $  (3.9) $(765.4) $     -  $     -  $       3.9  $(765.4)
                   -------  -------  -------  -------  -----------  -------
  Change excluding
   foreign
   exchange and
   DSS Acquisition $ (44.0) $     -  $  18.9  $  (1.4) $       4.5  $ (22.0)
                   -------  -------  -------  -------  -----------  -------
  Percentage
   change in
   revenue
   excluding
   foreign
   exchange and
   DSS Acquisition    -4.1%       -      4.2%    -2.8%       -25.4%    -1.4%
                   -------  -------  -------  -------  -----------  -------

(1) Impact of foreign exchange is the difference between the current year's revenue translated utilizing the current year's average foreign exchange rates less the current year's revenue translated utilizing the prior year's average foreign exchange rates.

COTT CORPORATION                                                 EXHIBIT 7
SUPPLEMENTARY INFORMATION - NON-GAAP - FREE CASH FLOW AND ADJUSTED FREE
 CASH FLOW
(in millions of U.S. dollars)
Unaudited

                                                For the Three Months Ended
                                               ----------------------------
                                                 October 3,   September 27,
                                                    2015           2014
                                               -------------  -------------

Net cash provided by operating activities      $        91.8  $        60.5
 Less: Capital expenditures                            (28.3)         (10.8)
                                               -------------  -------------
Free Cash Flow                                 $        63.5  $        49.7
                                               =============  =============

 Plus:
 Bond redemption cash costs                                -            3.8
 DSS integration capital expenditures                    1.8              -
 Acquisition and integration cash costs                  4.3            0.6
                                               -------------  -------------
Adjusted Free Cash Flow                        $        69.6  $        54.1
                                               =============  =============

                                                 For the Nine Months Ended
                                               ----------------------------
                                                 October 3,   September 27,
                                                    2015           2014
                                               -------------  -------------

Net cash provided by operating activities      $       166.4  $        37.5
 Less: Capital expenditures                            (85.5)         (31.4)
                                               -------------  -------------
Free Cash Flow                                 $        80.9  $         6.1
                                               =============  =============

 Plus:
 Bond redemption cash costs                                -           20.8
 DSS integration capital expenditures                    1.8              -
 Acquisition and integration cash costs                  8.7            0.4

 Less:
 Cash collateral                           (1)         (29.4)             -
                                               -------------  -------------
Adjusted Free Cash Flow                        $        62.0  $        27.3
                                               =============  =============

(1) In connection with the DSS Acquisition, $29.4 million of cash was required to collateralize certain DSS self-insurance programs. The $29.4 million was funded with borrowings against our ABL facility, and the cash collateral was included within prepaid and other current assets on our
Consolidated Balance Sheet at January 3, 2015. Subsequent to January 3, 2015
additional letters of credit were issued from our available ABL facility capacity, and the cash collateral was returned to the Company and used to repay a portion of our outstanding ABL facility.

DS SERVICES                                                        EXHIBIT 8
SUPPLEMENTARY INFORMATION - NON-GAAP - ADJUSTED REVENUES
(in millions of U.S. dollars, except number of ESC
 charges and average ESC rate)
Unaudited

                                                               Proforma
                                       -----------------  ------------------
                                         For the Three       For the Three
                                          Months Ended       Months Ended
                                        October 3, 2015   September 26, 2014
                                       -----------------  ------------------

Revenue, net                           $           268.1  $            259.8

Energy Surcharge (ESC)
---------------------------------------
Number of ESC charges (in millions)                  2.9                 3.0
Average ESC rate                       $            2.39  $             3.10
ESC Dollars                            $             7.0  $              9.2

2015 Adjusted ESC dollars (1)          $             9.1

Adjusted Revenue, net                  $           270.2  $            259.8
Adjusted Revenue, net growth vs.
 Proforma                                            4.0%

(1) 2015 ESC charges at 2014 proforma
 average ESC rate

CONTACT:
Jarrod Langhans
Investor Relations
Tel: (813) 313-1732
Investorrelations@cott.com